Exhibit 10i
                         C.R. BARD, INC.
   1989 Employee Stock Appreciation Rights Plan, as amended(1)


     The purpose of the 1989 Employee Stock Appreciation Rights Plan (the "Plan") is to promote the growth and profitability of C.R. Bard, Inc. (the "Corporation") by providing a means whereby it may continue to be able, by granting stock appreciation rights with respect to shares of Common Stock of the Corporation, to attract and retain persons of exceptional ability as key employees to serve as officers of the Corporation.

1.   Shares Available for, and Upon Exercise of Stock Appreciation
     Rights

     The total number of shares of Common Stock of the Corporation upon which Stock Appreciation Rights can be calculated, and which may be issued under this Plan shall not exceed the total number of shares with respect to which options (i) have been granted or may be granted under the 1981 Stock Option Plan (the "1981 Option Plan"), (ii) have been granted or may be granted under the 1990 Stock Option Plan (the "1990 Option Plan"), and (iii) which have been granted under the 1975 Stock Option Plan (the "1975 Stock Option Plan"), (collectively referred to as the "Option Plans"). The exercise of a Stock Appreciation Right granted hereunder shall decrease the amount of shares which may be issued pursuant to the applicable Option Plan by the number of shares with respect to which such Stock Appreciation Right has been calculated.

2.   Administration

     The Plan shall be administered by a committee (the "Committee") which, unless otherwise permitted under Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "1934 Act"), shall be comprised of no fewer than three directors of the Corporation who shall be disinterested within the meaning of Rule 16b-3 under the 1934 Act, and who shall serve at the pleasure of the Board of Directors. Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to prescribe the form or forms of the instruments evidencing any Stock Appreciation Rights granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

3.   Participation

     Stock Appreciation Rights may only be granted hereunder to officers of the Corporation who were or are granted options under the 1981 Option Plan or the 1990 Option Plan or were granted


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options under the 1975 Option Plan, and may only be calculated with respect to shares to which such options have been granted. From time to time the Committee may, in its sole discretion, (i) select those officers of the Corporation who shall be granted Stock Appreciation Rights under the Plan and (ii) designate those options granted under the 1981 Option Plan or the 1975 Option Plan to which such Stock Appreciation Rights relate.

4.   Exercise of Stock Appreciation Rights

     (a) Except as otherwise provided in paragraph 9 hereof, upon the exercise of a Stock Appreciation Right, the holder thereof shall be entitled to receive an amount equal to the excess of the mean between the high and low sale price, regular way, on the New York Stock Exchange - Composite Transactions on the date of exercise (the "Fair Market Value") of the shares of the Common Stock of the Corporation with respect to which the Stock Appreciation Right was exercised over the option price of such shares under the Option Plan pursuant to which the option was granted; provided, however, that no payment in respect of any Stock Appreciation Right (other than a Limited Stock Appreciation Right) shall exceed in the aggregate on the date of the exercise of the Stock Appreciation Right, an amount equal in value to three times the option price of the shares with respect to which the Stock Appreciation Right is to be exercised.

     (b) Except as otherwise provided in paragraph 9 hereof, a Stock Appreciation Right may only be exercised during the same period, and subject to the same limitations as to exercise, as are applicable to the option to which it relates; provided, however, that in no event may any Stock Appreciation Right be exercised on or after the tenth anniversary of the grant of the option to which the Stock Appreciation Right relates.

     (c) Upon the exercise of a Stock Appreciation Right, the option or the portion thereof to which the exercised Stock Appreciation Right relates shall be deemed to have been surrendered by the holder thereof and canceled. Similarly, upon the exercise of an option, the Stock Appreciation Right relating to the option or any portion thereof which was exercised shall be deemed to have been surrendered by the holder thereof and canceled.

     (d) The Committee shall, in its sole discretion, fix the date of the grant of any Stock Appreciation Rights hereunder and determine the method for exercising such rights, and shall thereupon grant such Stock Appreciation Rights. Stock Appreciation Rights shall, at the discretion of the Committee, entitle the holder thereof to receive therefor cash, Common Stock, provided that payment of cash shall be made in lieu of any fractional share interest, or any combination of cash and full shares. Except for cash payments to the holder in lieu of fractional shares and except

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as otherwise provided in paragraph 9 hereof, no cash may be paid in respect of a Stock Appreciation Right to the holder, unless the exercise of the Stock Appreciation Right occurs (i) more than six months after the Stock Appreciation Right was granted, and (ii) during the period beginning on the third business day following the release of annual or quarterly financial information to the public and ending on the twelfth business day following such date.

     (e)  The number of shares to be issued in respect of a Stock
Appreciation Right on the date of exercise shall be computed as follows:

     Fair Market Value per share less option price per share multiplied by number of shares covered by Option being surrendered divided by Fair Market Value per share equals
     Number of Shares to be issued (which shall then be multiplied by the appropriate percentage determined pursuant to subparagraph (d) above).

5.   Non-transferability of Rights; Restrictions Upon Option Shares

     No Stock Appreciation Right granted under the Plan shall be transferable otherwise than by will or the laws or descent and distribution; and a Stock Appreciation Right may be exercised, during the lifetime of the holder thereof, only by him.

6.   Death of a Holder of Stock Appreciation Right

     In the event of the death of a holder of a Stock Appreciation Right under the Plan, a Stock Appreciation Right granted to him may be exercised by the person or persons to whom his rights under the Stock Appreciation Right pass by will or the laws of descent and distribution (including his estate during the period of administration) as and to the extent provided in Section 4 hereof, but in no event later than the expiration date of the Stock Appreciation Right.

7.   Adjustments Upon Changes in Capitalization

     Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which Stock Appreciation Rights may be granted to an individual and the number and class of shares subject to each outstanding Stock Appreciation Right shall be proportionately adjusted by the Board Directors of the Corporation whose determination shall be conclusive. Any fractional shares resulting from computation pursuant to this paragraph shall not be subject to the Stock Appreciation Right.

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8.   No Contract of Employment

     Nothing in the Plan or any Stock Appreciation Right granted hereunder shall confer any right to continue in the employ of the corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate any employment at any time.

9. Limited Stock Appreciation Rights Exercisable Only Upon Change of Control

     The Committee may, in its discretion, grant Stock Appreciation Rights (the "Limited Stock Appreciation Rights") that, notwithstanding any other provision of the Plan, may on;v, be exercised during the 60-day period (the "Change of Control Exercise Period") commencing upon the date of the first public disclosure of a "Change of Control," as hereinafter defined, and such Limited Stock Appreciation Right shall be so exercisable during the Change of Control Exercise Period whether or nol; such person is then employed by the Corporation. Upon exercise of a Limited Stock Appreciation Right, the holder thereof shall be entitled to receive an amount in cash equal to the greater of (i) the Fair Market Value of the shares of the Common Stock of the Corporation with respect to which the Limited Stock Appreciation Right was exercised over the option price of such shares under the Option Plan pursuant to which the option was granted and (ii) if the Change of Control is the result of a transaction or a series of transactions, the highest price per share of Common Stock of the Corporation paid in such transaction or transactions during the Change of Control Exercise Period up to the date of exercise over the option price of such shares under the Option Plan pursuant to which the option was granted. Notwithstanding the foregoing, no Limited Stock Appreciation Right shall be exercisable by an Insider within six months of the date of grant of such Limited Stock Appreciation Right if such exercise would result in liability under section 16 of the 1934 Act. In the event a Change of Control shall occur within six months of the date of grant of a Limited Stock Appreciation Right to an Insider, the Change of Control Exercise Period shall be deemed to commence on the first day following such six month period. For purposes of this paragraph, "Insider" shall mean any person who is directly or indirectly the beneficial owner of more than 10 percent of any class of equity security of the Corporation (other than an exempted security) which is required to be registered pursuant to section 12 of the 1934 Act, or who is a director or officer of the Corporation, all as such terms are used in the 1934 Act.






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10.  Change of Control

     A Change of Control shall occur if an event of the nature that would be required to be reported in response to item 1(a) of the Current Report on Form 8-K as in effect on the date hereof pursuant to Section 13 or 15(d) of the 1934 Act shall have occurred, provided that, without limitation, a "Change of Control" shall be deemed to have occurred if (a) any person (other than an employee benefit plan of the Corporation) shall become the beneficial owner, as those terms are defined herein, at any time hereafter, of capital stock of the Company, the voting power of which constitutes 20% or more of the general voting power of all of the Company's outstanding capital stock or (b) individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Board" generally and as of the date hereof "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholder, was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company or any benefit plan of the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control.

     For purposes of the definition of "Change of Control" the following definitions shall be applicable:

     (i) The term "person" shall mean any individual, group, corporation or other entity.

     (ii) Any person shall be deemed to,be the beneficial owner of any shares of capital stock of the Company:

          (A) which that person owns directly, whether or not of record, or

          (B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or

          (C)  which are beneficially owned, directly or
               indirectly (including shares deemed owned through
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               application of clause (B) above) by an "affiliate"
               or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person, or

           (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above) by any other person with which that person or his "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company.

     (iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses (ii)(B), (C) and (D) above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding.

     (iv) Shares of capital stock, if any, held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Plan, so long as they are held by said bank under said Escrow Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.

11.  Amendment and Termination

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on February 9, 1999, and no Stock Appreciation Right under it shall be granted thereafter. The Board of Directors of the Corporation at any time may terminate the Plan, or make such changes in it and additions to it as the Board of Directors deems advisable, provided, however, that except as provided in paragraph 7 hereof or as otherwise permitted under Rule 16b-3 of the General Rules and Regulations under the 1934 Act, the Board of Directors may not, without further approval by the holders of a majority of the shares of Common Stock of the Corporation voting thereon, increase the maximum number of shares as to which Stock Appreciation Rights may be granted under the Plan either in the aggregate or to any individual employee, or reduce the option price of any share to which a Stock Appreciation Right applies, or extend the period during which a Stock Appreciation Right may be granted or exercised, or grant a Stock

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Appreciation Right to any person other than an officer. No
termination or amendment of the Plan may, without the consent of the holder of an existing Stock Appreciation Right, materially and adversely affect his rights under such Stock Appreciation Right.

     (1) The underscored language shows the changes to be considered by Shareholders under "Proposal No. - Approval of an Amendment to the 1989 Employee Stock Appreciation Rights Plan."











































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